EMPLOYMENT  AGREEMENT
                 ---------------------


     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of April 15, 2003, is made by and among NeoGenomics, Inc., a Nevada corporation (the "Company"); NeoGenomics, Inc., a Florida corporation ("NeoGenomics Florida"), and Michael T. Dent, M.D. (the "Executive"). (The Company and NeoGenomics Florida are hereinafter collectively referred to as the "Employers").

                                 R E C I T A L S
                                 ---------------

     A. The Employers desire to employ the Executive as their President and Chief Medical Officer on the terms and conditions of this Agreement.

     B. The Executive desires to accept such employment on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.     Term  of  Employment.  Subject  to  the  provisions  of Section 6 of this
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Agreement,  the  initial term of the Executive's employment under this Agreement shall be twelve (12) months (the ""Initial Term"", commencing on April 15, 2003 (the "Effective Date"). The Executive's employment will be automatically renewed for an unlimited number of additional terms of twelve (12) months each, unless either Employer or the Executive delivers a Notice of Termination (as defined in Section 6.2 below) at least thirty (30) days prior to the end of the Initial Term or, after the Initial Term has expired, either Employer or the Executive delivers a Notice of Termination at least ninety (90) days prior to the proposed termination date.

2.     Positions.  The  Executive  shall be employed throughout the term of this
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Agreement  as  the  President and Chief Medical Officer of each of the Employers and  shall  report  to  the  Board  of  Directors  of  each  of  the  Employers.

3.     Duties.
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     3.1     Nature  of  Duties.  Subject  to  the  authority  of  the  Board of
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Directors  of  each  of  the  Employers,  the  Executive  shall  have  duties, responsibilities and authority consistent with those which normally attendant to the position of President and Chief Medical Officer.

3.2     Efforts  of  Executive.
        ----------------------

     (a) During the term of his employment, the Executive shall devote at least twenty percent (20%) of his business time and effort to the business and affairs of the Employers and the promotion of their interests. Such percentage will be increased in accordance with Sections 4.1(d) or 4.1(e) providing the conditions of either such Section have been met.
     (b) The Employers acknowledge that the Executive intends to continue his practice of medicine during the term of his employment.

4.     Compensation.
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4.1     Base  Salary.
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     (a)     During  the term of his employment, the Executive shall be eligible for a base salary in any given month equal to 20% of NeoGenomics Florida''s Cash Flow From Operations (hereinafter referred to as ""CFFO"") of the preceding month, subject to a $20,000 cap for any given month. For the purposes of this Agreement, CFFO shall be defined as the Net Cash Provided by Operating Activities from the NeoGenomics Florida''s Consolidated Statement of Cash Flows prepared in accordance with generally accepted accounting principles for any given month, it being generally understood that Net Cash Provided By Operating Activities is equal to the sum of net income, any non-cash charges contained in the income statement (such as depreciation), and any changes in the working capital accounts. For purposes of calculating such CFFO for any given month, the Employers agree that any payments made to MVP 3 or Medical Venture Partners LLC under any consulting agreements in effect at that time will be added back to the result.
(b) NeoGenomics Florida agrees to use its best efforts to prepare such Consolidated Statement of Cash Flows for any given month within thirty days of the close of such month and to promptly pay to the Executive any base salary that may be due for such month within seven (7) days of the date of such calculation; provided, however, that the NeoGenomics Florida shall have until the earlier of (i) ninety (90) days from the end of the last month in the fiscal year, or (ii) the date on which the Company files its annual report on Form 10K to calculate the Executive''s base salary for such final month of a fiscal year. The Employers and the Executive agree that any such base salary payments made to the Executive will be booked in the month in which they are paid as compensation expense.
(c) In the event that the NeoGenomics Florida undertakes any accounting adjustments after any given monthly CFFO is calculated, the Employers and the Executive agree to offset the impacts of any such adjustments, whether positive or negative, in the base salary calculation in the next succeeding month or months as the case may be.
(d) After NeoGenomics Florida has achieved a positive CFFO of at least $50,000 per month for three consecutive months, the Executive agrees to increase his percentage time devoted to the Employers pursuant to Section 3.2 to such percentage as may be mutually agreed upon by the parties at that time, but in no event less than 30%.
(e) The Boards of Directors of the Employers may, at their discretion, grant additional increases in such salary based on the Executive's performance at any time.

4.2     Bonus.
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     (a)     It  is the desire of the Company''s Board of Directors to provide a positive incentive to the Executive to grow the revenues of the business as quickly as possible. During the term of the Executive''s employment, the Executive will be entitled to receive a bonus, on a quarterly basis, equal to 10% of the amount by which NeoGenomics Florida''s quarterly net revenues exceed targets established by the Company''s Board of Directors. For the purposes of this agreement, net revenues shall be defined as gross revenues less any offsets to revenue (such as anticipated insurance adjustments, known bad debt, or courtesy discounts) that NeoGenomics Florida has booked for any such quarter. Such targets will be determined in good faith by the Board of Directors after consulting with the Executive no later than Feb 28th of any given fiscal year. For fiscal year 2003, such targets are as follows:
          PERIOD                                            TARGET
          ------                                            ------
For  the  Quarter  Ending  June  30,  2003                  $125,000
For  the  Quarter  Ending  September  30,  2003             $250,000
For  the  Quareter  Ending  December  31,  2003             $500,000

     (b) NeoGenomics Florida agrees to use its best efforts to determine its net revenues for any given quarter within forty-five (45) days of the close of such quarter and to promptly pay to the Executive any bonus that may be due for such quarter within fifteen (15) days of the date of such calculation; provided, however, that NeoGenomics Florida shall have until the earlier of (i) ninety
(90) days from the end of the last quarter in a fiscal year, or (ii) the date on which the Company files its annual report on Form 10K, to calculate any bonus due to the Executive for such final quarter of a fiscal year. The Employers and the Executive agree that any such bonus payments made to the Executive will be booked in the month in which it is paid as compensation expense.
(c) In the event that NeoGenomics Florida undertakes any accounting adjustments after any given quarterly net revenue amount is calculated, the Employers and the Executive agree to offset the impacts of any such adjustments, whether positive or negative, in the bonus calculation for the next succeeding quarter or quarters as the case may be.

5.     Other  Benefits.
       ---------------

     5.1     Health  Insurance.  Once  the  Executive is devoting 50% or more of
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his  time  to  the business in accordance with Section 3.2 hereof, The Employers shall pay the premiums for health insurance covering the Executive and his family.

     5.2     Vacation.  The  Executive  shall  be  entitled  to take vacation in
             --------
accordance with the Companies' vacation policy. The Executive shall also be entitled to all paid holidays given by the Companies to their other officers.

     5.3     Reimbursement.  The  Executive  shall be entitled to reimbursement,
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in  accordance  with  policies  established  by  the  Boards  of  Directors,  of reasonable out-of--pocket expenses incurred in the performance of his duties here-under including, but not limited to, travel and entertainment expenses. Such expenses shall be reimbursed by the Employers, from time to time, upon presentation of appropriate receipts therefor which have been approved by a designated member of the Boards of Directors.

     5.4     Other  Benefits.  The  Executive  shall,  during  the  term of this
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Agreement,  be  entitled to participate in all fringe benefit programs which the
Employers  currently  or  hereafter  provide to their other executive employees.

6.     Termination.
       -----------

     6.1     Types  of  Termination.  The  Executive's  employment  under  this
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Agreement  may  be  terminated without breach under the following circumstances:

          (a)     Death.  The  Executive's  employment  shall terminate upon his
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death.

          (b)     Disability.  The  Employers  may  terminate  the  Executive's
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employment  if,  as  a  result  of the Executive's incapacity due to physical or mental injury or illness, the Executive shall have been absent from his duties under this Agreement on a full-time basis for a period of one hundred twenty
(120) days during any one-year period during the term of this Agreement ("Disability").

          (c)     Cause.  The Employers may terminate the Executive's employment
                  -----
for Cause. For purposes of this Agreement, the Employers shall have "Cause" to terminate the Executive's employment hereunder upon: (i) the willful and repeated failure of the Executive to perform the duties assigned to him by the Employers' Board of Directors (provided that the Boards have notified the Executive in writing of the nature of such failure and, in the case of any failure which is capable of being cured, the Executive has failed to cure such failure within twenty (20) days after notice of such failure and, in the case of any other failure, the Executive has repeated such failure); (ii) any use of alcohol or a controlled substance which materially interferes with the Executive's ability to perform his duties; (iii) the conviction of a felony, or such other crime as, in the reasonable opinion of the Boards of Directors of the Employers, causes a lack of confidence in the Executive; or (iv) the Executive''s commission of a material act of fraud or dishonesty.

          (d)     Termination  by  the Executive for Good Reason.  The Executive
                  ----------------------------------------------
may terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean a failure by the Employers to comply with any material provision of this Agreement which has not been cured within twenty (20) days after notice of such noncompliance has been given by the Executive to the Employers.

          (e)     Non-Renewal.  The  Executive's employment shall terminate upon
                  -----------
the expiration of the Initial Term of this Agreement if either party provides Notice of Termination at least thirty (30) days prior to the end of such Initial Term ("Non-Renewal").

          (f)     Termination  with Ninety Days Notice.  After the Initial Term,
                  ------------------------------------
the Executive''s employment may be terminated if either party provides Notice of Termination at least ninety (90) days prior to the proposed date of termination (""Ninety Day Notice"").

     6.2     Notice  of  Termination.  Any  termination  of  the  Executive's
             -----------------------
employment by the Employers or by the Executive (other than termination pursuant to Section 6.1(a) above) shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under such provision.

     6.3     Date of Termination.  "Date of Termination" shall mean:  (i) if the
             -------------------
Executive's employment is terminated by his death, the date of his death; (ii) if the Executive's employment is terminated due to Non-Renewal, at the end of the the Initial Term of this Agreement; (iii) if the Executive''s employment is terminated after the Initial Term due to Ninety Day Notice, the date which is the later of ninety days from the date of the Notice of Termination or such later date as may be specified in the Notice of Termination; and (iv) if the Executive's employment is terminated for any other reason, the date on which Notice of Termination is given.

7.     Compensation  During  Disability  and  Upon  Termination
       --------------------------------------------------------

     7.1     Compensation  During  Disability.  During  any  period  that  the
             --------------------------------
Executive does not perform his duties hereunder as a result of incapacity due to physical or mental injury or illness (the "Disability Period"), the Executive shall continue to receive his salary and other benefits to which he is entitled under this Agreement for such period until his employment is terminated, provided that payments so made to the Executive during the disability period shall be reduced by any amounts payable to the Executive at or prior to the time of any such payment under any disability benefit plan provided by the Employers.

7.2     Compensation  Upon  Termination.
        -------------------------------

     (a) If the Executive's employment is terminated during the Initial Term of this Agreement due to: (i) death; (ii) Disability; (iii) Good Reason; or (iv) by the Employers without Cause, then the Employers shall continue to pay to the Executive his salary (in accordance with normal payroll practices and at the rate in effect on the date of termination) during a period equal to the remainder of the Initial Term of this Agreement.

     (b) If the Executive's employment is terminated after the Initial Term of this Agreement due to: (i) death; (ii) Disability; (iii) Good Reason; (iv) by the Employers without Cause; or (v) with Ninety Day Notice, then the Employers shall continue to pay to the Executive his salary (in accordance with normal payroll practices and at the rate in effect on the date of termination) during a period equal to ninety (90) days from the date of the Notice of Termination (or in the case of Death, the ninety (90) days from the date of Death).

          (c)     If the Executive's employment is terminated due to: (i) Cause;
(ii) Non-Renewal; or (iii) the voluntary resignation of the Executive (other than for Good Reason), then the Employers shall not pay any additional compensation or severance benefits to the Executive.


8.     Miscellaneous.
       -------------

     8.1     Modification  and  Waiver.  Any term or condition of this Agreement
             -------------------------
may be waived at any time by the party that is entitled to the benefit thereof; provided, however, that no such waiver of any breach or default under this Agreement is to be implied from the omission of the other party to take any action on account thereof. A waiver on one occasion shall not be deemed to be a waiver of the same or of any other breach on a subsequent occasion. This Agreement may be modified or amended only by a writing signed by the Employers and the Executive.

     8.2     Governing  Law;  Choice  of  Forum. The validity and effect of this
             ----------------------------------
Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to any conflicts-of-law rule or principle that would give effect to the law of another jurisdiction. In any action or proceeding arising out of or relating to this Agreement (an "Action"), each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any federal or state court sitting in Naples, Florida, and further agrees that any Action may be heard and determined in such federal court or in such state court. Each of the parties hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in Naples, Florida.

     8.3     Successors  and  Assigns.  This  Agreement  requires  the  personal
             ------------------------
services of, and shall not be assignable by, the Executive. This Agreement shall be binding upon, and shall inure to the benefit of, the Employers and their successors and assigns.

     8.4     Section Captions.  Section captions contained in this Agreement are
             ----------------
for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent of this Agreement or any provision of this Agreement.

     8.5     Severability.  Every  provision of this Agreement is intended to be
             ------------
severable. If any term or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     8.6     Entire  Agreement.  This  Agreement  constitutes  the  entire
             -----------------
understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth or provided for in this Agreement.

     8.7     Attorney's  Fees.  In  the  event  of  any  litigation  between the
             ----------------
parties to enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the other party, any and all reasonable attorney's fees (including fees incurred in pre-trial investigation, at trial and on appeal) and court costs incurred in enforcing such terms.

     8.8     Notices.  Any  notices  required  to  be given under this Agreement
             -------
shall be in writing and shall be deemed to have been duly given when personally delivered or deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the parties at their respective addresses listed below:

     If  to  the  Employers:      NeoGenomics,  Inc.
                                  1726  Medical  Blvd,  Suite101
                                  Naples,  Florida  34110

     If  to  Executive:           Michael  T.  Dent,  M.D.
                                  1726  Medical  Blvd,  Suite101
                                  Naples,  Florida  34110

     8.9     Payment  of  Accrued  Compensation Due and Owing to Executive.  The
             -------------------------------------------------------------
Employers acknowledge that as of the Effective Date of this Agreement, the Executive has $30,498 of accrued, but unpaid compensation from NeoGenomics Florida. The Employers agree that, at a minimum, they will begin making payments on such accrued compensation to the Executive in an amount not less than $2,500/month beginning in October 2003 and continuing each month until the balance is paid in full. The Executive agrees that in the event the Employers determine, in their sole discretion, that it is advantageous for accounting purpose to convert such accrued compensation into a debt obligation of NeoGenomics Florida, he will enter into an agreement evidencing such indebtedness on commercially reasonable terms


IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

     NEOGENOMICS,  INC.,  A  NEVADA  CORPORATION

     NEOGENOMICS,  INC.,  A  FLORIDA  CORPORATION


     By:
     Name:  Kevin  J.  Lindheim
     Title:    Member,  Board  of  Directors




     Michael  T.  Dent,  M.D.,  Individually